Exhibit 10.1

Panacos Pharmaceuticals, Inc.

2005 Supplemental Equity Compensation Plan

(as amended and restated on April 25, 2006)

Section I. Purpose of the Plan.

The purposes of this Plan are: (i) to provide long-term incentives and rewards to those key employees (the “Employee Participants”) of Panacos Pharmaceuticals, Inc. (the “Corporation”) and its Affiliates (if any), and any other persons (the “Non-employee Participants”) who are in a position to contribute to the long-term success and growth of the Corporation and its Affiliates; (ii) to assist the Corporation in retaining and attracting executives and key employees with requisite experience and ability; and (iii) to associate more closely the interests of such executives and key employees with those of the Corporation’s stockholders.

Section II. Definitions.

“Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Corporation, direct or indirect.

“Code” is the Internal Revenue Code of 1986, as it may be amended from time to time.

“Common Stock” is the $.01 par value common stock of the Corporation.

“Committee” is defined in Section III, paragraph (a).

“Corporation” is defined in Section I.

“Corporation ISOs” are all stock options (including Plan ISOs) which: (i) are Incentive Stock Options; and (ii) are granted under any plans (including this Plan) of the Corporation or an Affiliate.

“Employee Participants” is defined in Section I.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Fair Market Value”

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Committee, in good faith, shall determine.

“Incentive Stock Option” is a stock option which is treated as an incentive stock option under Section 422 of the Code.

“Plan” is defined in Section I.

“Plan ISOs” are Stock Options which are Incentive Stock Options.

“Non-employee Director” has the meaning provided in Rule 16b-3 promulgated under Section 16 of the Exchange Act.

“Non-employee Participants” is defined in Section I.

“Non-qualified Option” is a Stock Option which does not qualify as an Incentive Stock Option or for which the Committee provides, in the terms of such option and at the time such option is granted, that the option shall not be treated as an Incentive Stock Option.

“Participants” are all persons who are either Employee Participants or Non-employee Participants.

“Permanent and Total Disability” has the meaning provided in Section 22(e)(3) of the Code.

“Restricted Period” means the period of time during which a Stock Grant may be forfeited to the Corporation pursuant to the terms and conditions of such Stock Grant.

“Section 16” means Section 16 of the Exchange Act, or any similar or successor statute, and any rules, regulations, or policies adopted or applied thereunder.

“Stock Grant” means a grant by the Corporation of shares of Common Stock under the Plan.

“Stock Options” are rights granted pursuant to this Plan to purchase shares of Common Stock at a fixed price.

“Stock Right” means a right to shares of Common Stock of the Corporation granted pursuant to the Plan—an Incentive Stock Option, a Non-Qualified Option or a Stock Grant.

“Ten Percent Stockholder” means, with respect to a Plan ISO, any individual who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate at the time such Plan ISO is granted.

Section III. Administration.

(a) The Committee. This Plan shall be administered by a compensation committee designated by the Board of Directors of the Corporation, which may include any persons (including any or all of the directors) designated by the Board of Directors (the administering body is hereafter referred to as the “Committee”). The Committee shall serve at the pleasure of the Board of Directors, which may from time to time, and in its sole discretion, discharge any member, appoint additional new members in substitution for those previously appointed and/or fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. No person shall be eligible to be a member of the Committee if that person’s membership would prevent the Plan from complying with the exemption from Section 16 set forth in Rule 16b-3 promulgated under the Exchange Act, if applicable to the Corporation. At such time as any class of equity security of the Corporation is registered pursuant to Section 12 of the Exchange Act the Committee shall consist of at least two individuals, each of whom is a Non-employee Director.

(b) Authority and Discretion of the Committee. Subject to the express provisions of this Plan and provided that all actions taken shall be consistent with the purposes of this Plan, and subject to ratification by the Board of Directors or approval of the stockholders only if, and as required by applicable law, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons who shall constitute key employees eligible to be Employee Participants; (ii) select the Participants to whom Stock Rights shall be granted under this Plan; (iii) determine the number of shares of Common Stock for which a Stock Right shall be granted, provided, however, that in no event shall Stock Rights to purchase more than 1,000,000 shares of Common Stock be granted to any Participant in any fiscal year; (iv) determine the time or times such Stock Rights shall be granted, and the granting of Stock Rights in connection with other compensation or benefits paid, to the Participant; (v) establish the terms and conditions upon which Stock Grants may be issued, Stock Options may be exercised, and upon which the Common Stock may be transferred, if at all, including the exercise of Stock Options in connection with any other award made, or compensation paid, to the Participant; (vi) make or alter any restrictions and conditions upon such Stock Rights, or the Common Stock which relates to the Stock Rights, including, but not limited to, providing for limitations on the Participant’s right to keep any Common Stock received on termination of employment; (vii) determine whether the Participant or the Corporation has achieved any goals or otherwise satisfied any conditions or requirements that may be imposed on or related to a Stock Grant or the exercise of Stock Options; and (viii) adopt such rules and regulations, establish, define and/or interpret these and any other terms and conditions, and make all determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of this Plan, including the actual granting of Stock Rights hereunder. Notwithstanding any provision of this Plan to the contrary, only Employee Participants shall be eligible to receive Plan ISOs. In addition, the Board of Directors may take any action under this Plan that would otherwise be the responsibility of the Committee.

If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

(c) Applicable Law. This Plan and all Stock Rights shall be governed by the law of the State of Delaware.

Section IV. Terms of Awards.

(a) Agreements. Stock Options shall be evidenced by a written agreement between the Corporation and the Participant who receives the Stock Option. This agreement shall be in such form, and contain such terms and conditions (not inconsistent with this Plan) as the Committee may determine. If the Stock Option is not intended to be an Incentive Stock Option, but otherwise qualifies as an Incentive Stock Option, the agreement shall include the following, or a similar, statement: “This stock option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended.”

(b) Term. The term of any Stock Option, and the restrictions related thereto, if any, shall be for such periods as may be determined by the Committee, provided that in the case of Plan ISOs, the term for exercise of any such Plan ISO shall not extend beyond three months after the time the Participant ceases to be an employee of the Corporation. Notwithstanding the foregoing, the Committee may provide in a Plan ISO that in the event of the Permanent and Total Disability or death of the Participant, the Plan ISO may be exercised by the Participant or his estate (if applicable) for a period of up to one year after the date of such Permanent and Total Disability and for a period of up to the expiration of the term of the Stock Option in the case of death. In no event may a Plan ISO be exercisable (including provisions, if any, for exercise in installments) subsequent to ten years after the date of grant, or, in the case of Plan ISOs granted to Ten Percent Stockholders, more than five years after the date of grant.

(c) Purchase Price. The purchase price of shares purchased pursuant to any Stock Option shall be determined by the Committee, and shall be paid by the Participant or other person permitted to exercise the Stock Option in full upon exercise: (i) in cash or by check payable to the order of the Corporation; (ii) by delivery of shares of Common Stock (valued at their Fair Market Value on the date of such exercise), including by way of so-called “cashless exercise” and the netting of the number of shares subject to the Stock Option having an aggregate Fair Market Value equal to the purchase price; (iii) any other property (valued at its Fair Market Value on the date of such exercise); (iv) any combination of cash, stock and other property, with any payment made pursuant to subparagraphs (ii), (iii) or (iv) only as permitted by the Committee, in its sole discretion. In no event will the purchase price of Common Stock be less than the Fair Market Value of the Common Stock. Furthermore, the purchase price of Common Stock subject to a Plan ISO shall not be less than the Fair Market Value of the Common Stock on the date of the issuance of the Plan ISO, provided that in the case of Plan ISOs granted to Ten Percent Stockholders, the purchase price shall not be less than 110% of the Market Value of the Common Stock on the date of issuance of the Plan ISO.

(d) Further Restrictions as to Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Corporation ISOs (determined without regard to this paragraph) are exercisable for the first time by any Participant during any calendar year exceeds $100,000, such Corporation ISOs shall be treated as options which are not Incentive Stock Options. For the purpose of this limitation, stock options shall be taken into account in the order granted, and the Committee may designate that portion of any Corporation ISO that shall be treated as not an Incentive Stock Option in the event that the provisions of this paragraph apply to a portion of any stock option, unless otherwise required by the Code or regulations of the Internal Revenue Service. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the stock option or at the time of its exercise. For the purpose of this paragraph, Fair Market Value shall be determined as of the time the stock option with respect to such Common Stock is granted.

(e) Restrictions. Any Stock Option, and any Common Stock issued in connection with the exercise of a Stock Option, may be subject to such restrictions on vesting and/or transferability as the Committee considers appropriate in its sole discretion. In addition, Plan ISOs may not be assigned or transferred except by will or the laws of descent and distribution.

(f) Stock Grants. Subject to the provisions of this Plan, the Committee may award Stock Grants and determine the duration of the Restricted Period, if any, during which, and the conditions under which, the shares may be forfeited to the Corporation and the other terms and conditions of such Stock Grant. Stock Grants may be issued for no cash consideration or such minimum consideration as may be required by applicable law. Shares of Common Stock issued pursuant to a Stock Grant may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Notwithstanding the foregoing, in the Committee’s discretion, Stock Grants may be made transferable to a limited liability company controlled solely by the Participant. Stock Grants shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of a Stock Grant shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Corporation. At the expiration of the Restricted Period, the Corporation shall deliver such certificates to the Participant or if the Participant has died, to the Participant’s designated beneficiary.

(g) Withholding of Taxes. In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or upon the lapsing of any right of repurchase, the Corporation may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Corporation, or to any Affiliate of the Corporation which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Corporation’s Common Stock or a promissory note, is authorized by the Committee (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Section II above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the

Corporation or the Affiliate employer. The Committee in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

(h) Securities Law Compliance. Upon the receipt of shares in connection with a Stock Grant or the exercise (or partial exercise) of a Stock Option, the Participant or other holder of the Stock Right shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer shares of Common Stock in compliance with the provisions of applicable federal or state securities laws. The Committee, in its discretion, may postpone the issuance and delivery of shares of Common Stock until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Committee may consider appropriate. Furthermore, the Corporation is not obligated to register or qualify the shares of Common Stock to be issued pursuant to the Plan under federal or state securities laws (or to register or qualify them at any time thereafter), and it may refuse to issue such shares if, in the sole discretion of the Committee, registration or exemption from registration is not practical or available. The Corporation may require that prior to the issuance or transfer of shares of Common Stock, the Participant enter into a written agreement to comply with any restrictions on subsequent disposition or otherwise that the Committee deems necessary or advisable under any applicable federal and state securities laws. Certificates representing shares of Common Stock issued hereunder may bear a legend reflecting such restrictions.

(i) Right to Stock Rights. No employee of the Corporation or any other person shall have any claim or right to be a Participant in this Plan or to be granted any Stock Rights hereunder. Neither this Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of the Corporation. Nothing contained hereunder shall be construed as giving any person any equity or interest of any kind in any assets of the Corporation or creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. The holder of a Stock Option shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Stock Option (including, without limitation, any rights to receive dividends or noncash distributions with respect to such shares) until the date of issue of a stock certificate to such holder for such shares. As to any claim for any unpaid amounts under this Plan, any person having a claim for payments shall be an unsecured creditor.

(j) Indemnity. Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Corporation or any Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Corporation hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Corporation and its Affiliates in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

(k) Participation by Foreigners. Without amending this Plan, except to the extent required by the Code in the case of Incentive Stock Options, the Committee may modify any Stock Rights granted to Participants who are foreign nationals or employed outside the United States so as to recognize differences in local law, tax policy, or custom.

Section V. Amendment and Termination; Adjustments Upon Changes in Stock.

The Board of Directors of the Corporation may at any time, and from time to time, amend, suspend or terminate this Plan or any portion thereof, provided that no amendment shall be made without approval of the stockholders of the Corporation if such approval is necessary to comply with any applicable requirement of the Code, any applicable rules or regulations of the Securities and Exchange Commission, including any exemption from Section 16 (or any successor rule thereunder), or the rules and regulations of any exchange or stock market on which the Corporation’s securities are listed or quoted. In addition, if Nasdaq amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to the Nasdaq rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. Except as provided herein, no amendment, suspension or termination of this Plan may adversely affect the rights of a Participant to whom a Stock Right has been granted without such Participant’s consent. With the Participant’s consent, the Committee may amend outstanding agreements in a manner which may be adverse to the Participant but is not inconsistent with the Plan. Outstanding agreements may also be amended by the Committee in a manner which is not adverse to the Participant, without the Participant’s consent. The Committee is specifically authorized to convert, in its discretion, the unexercised portion of any Plan ISO granted to a Participant to a Non-qualified Option at any time prior to the exercise, in full, of such Plan ISO. If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation, appropriate adjustments may be made by the Committee (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation, or its designee) in the aggregate number and kind of shares subject to this Plan set forth below in Section VI, the number of Stock Rights subject to the limitation set forth above in Section III (b), and the number and kind of shares and the price per share subject to outstanding Stock Rights, provided that such adjustment does not affect the qualification of any Plan ISO as an Incentive Stock Option. In connection with the foregoing, the Committee may issue new Stock Rights in exchange for outstanding Stock Rights.

Section VI. Shares of Stock Subject to this Plan.

The number of shares of Common Stock that may be the subject of Stock Rights under this Plan shall not exceed an aggregate of 10,369,595 shares. Shares to be delivered under this Plan may be either authorized but unissued shares of Common Stock or treasury shares. Any shares subject to a Stock Right hereunder which for any reason terminates, is canceled or otherwise expires unexercised, and any shares reacquired by the Corporation due to restrictions imposed on the shares, shares returned because payment is made hereunder in stock of equivalent value rather than in cash, and/or shares reacquired from a recipient for any other reason shall, at such time, no longer count towards the aggregate number of shares which have been the subject of Stock Rights issued hereunder, and such number of shares shall be subject to further Stock Rights under this Plan, provided, first, that the total number of shares then eligible for Stock Rights under this Plan may not exceed the total specified in the first sentence of this Section VI, and second, that the number of shares subject to further Stock Rights shall not be increased in any way that would cause transactions pursuant to this Plan or any Stock Right to not comply with the exemption from Section 16 set forth in Rule 16b-3 under the Exchange Act, if applicable to the Corporation.

Section VII. Term of this Plan.

The Plan will terminate on April 24, 2016. The period during which a Stock Option may be exercised and the restrictions, if any, imposed on the Common Stock that is related to any Stock Right may extend beyond that time as provided herein.